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                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT (the "Agreement"), is entered into and made effective as of March 23, 2005, by and between NEOGENOMICS, INC., a Florida
Corporation (the "Company"), and ASPEN SELECT HEALTHCARE, LP, Delaware Limited
Partnership (the "Secured Party").

        WHEREAS, the Company and Secured Party have entered into a certain loan agreement as of the date hereof pursuant to which Secured Party has agreed to make available to the Company a certain credit facility secured by a first priority senior security interest in and to all of the assets of the Company
(the "Loan Agreement"); and

        WHEREAS, the Loan Agreement contemplates the inclusion of a separate promissory note (the "Note") and security agreement between the Company and
Secured Party, in each case dated the date hereof.

        NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.

DEFINITIONS AND INTERPRETATIONS

        Section 1.1. Recitals.

The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

        Section 1.2. Interpretations.

Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

        Section 1.3. Obligations Secured.

The obligations secured hereby are any and all obligations of the Company now existing or hereinafter incurred to the Secured Party, whether oral or written and whether arising before, on or after the date hereof including, without limitation, those obligations of the Company to the Secured Party under each of the Note and the Stock Pledge Agreement dated the date hereof (the "Pledge
Agreement") and any other amounts now or hereafter owed to the Secured Party by the Company thereunder or hereunder (collectively, the "Obligations"). This
Agreement, the Note, and the Pledge Agreement are collectively referred to herein as the "Transaction Documents".

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ARTICLE 2.

                 PLEDGED PROPERTY, ADMINISTRATION OF COLLATERAL
                      AND TERMINATION OF SECURITY INTEREST

        Section 2.1. Pledged Property.

        (a) Company hereby pledges to the Secured Party, and creates in the Secured
Party for its benefit, a security interest in and to all of the property of the
Company as set forth in Exhibit A attached hereto and the products thereof and the proceeds of all such items (collectively, the "Pledged Property") for such time until the Obligations are paid in full.

        (b) Simultaneously with the execution and delivery of this Agreement, the
Company shall make, execute, acknowledge, file, record and deliver to the
Secured Party any documents reasonably requested by the Secured Party to perfect its security interest in the Pledged Property. Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property, and the Secured Party shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

        Section 2.2. Rights; Interests; Etc.

        (a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

                (i) the Company shall be entitled to exercise any and all rights pertaining to the Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof; and

                (ii) the Company shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Property.

        (b) Upon the discovery by the Company of any Event of Default other than non-payment of the Note, the Company shall have an affirmative duty to provide written notice to Secured Party of such Event of Default (a "Company Notice of
Default") within forty-eight (48) hours of any such discovery. If at any time an
Event of Default shall have occurred, and after (i) the expiration of a thirty
(30) day cure period following either (i) the dispatch by the Company of a
Company Notice of Default, or (ii) the receipt by the Company of written notice by Secured Party to Company of non-payment of any amount required to be paid under the Note, and after which, in either case, such Event of Default remains uncured, then:

                (i) All rights of the Company to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all

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such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Property such payments; provided, however, that if the
Secured Party shall become entitled and shall elect to exercise its right to realize on the Pledged Property pursuant to Article 5 hereof, then all cash sums received by the Secured Party, or held by Company for the benefit of the Secured Party and paid over pursuant to Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations; and

                (ii) All interest, dividends, income and other payments and distributions which are received by the Company contrary to the provisions of Section 2.2(b)(i) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other property of the Company and shall be forthwith paid over to the Secured Party; or

                (iii) The Secured Party in its sole reasonable discretion shall be authorized to sell any or all of the Pledged Property at public or private sale in order to recoup all of the outstanding principal plus accrued interest owed pursuant to the Note as described herein

        (c) Each of the following events shall constitute a default under this
Agreement (each an "Event of Default"):

                (i) any default, whether in whole or in part, shall occur in the payment to the Secured Party of principal, interest or other item comprising the Obligations as and when due, subject to applicable cure periods in the Transaction Documents, or with respect to any other debt or obligation of the Company to a party other than the Secured Party and such party is pursuing remedies against the Company;

                (ii) any default, whether in whole or in part, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed by the Company under this Agreement or the
Transaction Documents, subject to applicable cure periods in the
Transaction Documents;

                (iii) the Company shall: (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy
Code; (4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5)
file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any bankruptcy or insolvency proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction; or

                (iv) any case, proceeding or other action shall be commenced against the Company for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole

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or in part) anything specified in Section 2.2(c)(iii) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Company, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Company, and any of the foregoing shall continue unstayed and in effect for any period of thirty (30) days.

ARTICLE 3.

                           SECURED PARTY; PERFORMANCE

        Section 3.1. Secured Party Performance.

        Upon the discovery by the Company of any Event of Default other than non-payment of the Note, the Company shall have an affirmative duty to provide written notice to Secured Party of such Event of Default (a "Company Notice of
Default") within forty-eight (48) hours of any such discovery. If at any time an
Event of Default shall have occurred, and after (i) the expiration of a thirty
(30) day cure period following either (i) the dispatch by the Company of a
Company Notice of Default, or (ii) the receipt by the Company of written notice by Secured Party to Company of non-payment of any amount required to be paid under the Note, and after which, in either case, such Event of Default remains uncured, then, the Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine and may notify account debtors and obligors on any Pledged Property to make payments directly to Secured Party.

        Section 3.2. Secured Party May Perform.

        Upon the discovery by the Company of any Event of Default other than non-payment of the Note, the Company shall have an affirmative duty to provide written notice to Secured Party of such Event of Default (a "Company Notice of
Default") within forty-eight (48) hours of any such discovery. If at any time an
Event of Default shall have occurred, and after (i) the expiration of a thirty
(30) day cure period following either (i) the dispatch by the Company of a
Company Notice of Default, or (ii) the receipt by the Company of written notice by Secured Party to Company of non-payment of any amount required to be paid under the Note, and after which, in either case, such Event of Default remains uncured, then, if the Company fails to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by the
Company under Section 10.3.

ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

        The Company represents and warrants to the Secured Party that, except as set forth in the SEC Documents (as defined herein), the following representations and warranties are true and correct as of the date hereof.

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        Section 4.1. Ownership of Pledged Property.

        The Company warrants and represents that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance except for (i) the security interest created by this Agreement and (ii) the rights and liens of lenders set forth on
Schedule 4.1.

ARTICLE 5.

                               DEFAULT; REMEDIES

        Section 5.1. Default and Remedies.

        (a) If an Event of Default described in Section 2.2(c)(i) and (ii) occurs, then in each such case after the expiration of all applicable cure periods, the
Secured Party may declare the Obligations to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, the
Obligations shall become immediately due and payable and the Secured Party can immediately exercise any of its rights and remedies pursuant to the Transaction
Documents or under any applicable law. If an Event of Default described in
Sections 2.2(c)(iii) or (iv) occurs and is continuing for the period set forth therein, then the Obligations shall automatically become immediately due and payable without declaration or other act on the part of the Secured Party and the Secured Party can immediately exercise any of its rights and remedies pursuant to the Transaction Documents and under any applicable law.

        (b) Upon the occurrence of an Event of Default, after the expiration of all applicable cure periods, the Secured Party shall: (i) be entitled to receive all distributions with respect to the Pledged Property, (ii) to cause the Pledged
Property to be transferred into the name of the Secured Party or its nominee,
(iii) to dispose of the Pledged Property, (iv) to realize upon any and all rights in the Pledged Property then held by the Secured Party, and (v) exercise any of its rights and remedies pursuant to the Transaction Documents and any applicable law.

        Section 5.2. Method of Realizing Upon the Pledged Property: Other Remedies.

        Upon the discovery by the Company of any Event of Default other than non-payment of the Note, the Company shall have an affirmative duty to provide written notice to Secured Party of such Event of Default (a "Company Notice of
Default") within forty-eight (48) hours of any such discovery. If at any time an
Event of Default shall have occurred, and after (i) the expiration of a thirty
(30) day cure period following either (i) the dispatch by the Company of a
Company Notice of Default, or (ii) the receipt by the Company of written notice by Secured Party to Company of non-payment of any amount required to be paid under the Note, and after which, in either case, such Event of Default remains uncured, then, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Party's right to realize upon the Pledged Property:

        (a) Any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Party shall give the Company an additional ten (10) days' prior written notice of the

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time and place or of the time after which a private sale may be made (the "Sale
Notice")), which notice period is hereby agreed to be commercially reasonable.
At any sale or sales of the Pledged Property, the Company may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Party. The Company will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured
Party reasonably shall require in connection with any such sale.

        (b) Any cash being held by the Secured Party as Pledged Property and all cash proceeds received by the Secured Party in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Property shall be applied as follows:

                (i) to the payment of all amounts due the Secured Party for the expenses reimbursable to it hereunder or owed to it pursuant to Section
10.3 hereof;

                (ii) to the payment of the Obligations then due and unpaid.

                (iii) the balance, if any, the Company.

        (c) In addition to all of the rights and remedies which the Secured Party may have pursuant to this Agreement, the Secured Party shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

                (i) If the Company fails to pay such amounts due upon the occurrence of an Event of Default which is continuing after any applicable cure periods, then the Secured Party may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Company, wherever situated.

                (ii) The Company agrees that it shall be liable for any reasonable fees, expenses and costs incurred by the Secured Party in connection with enforcement, collection and preservation of the Transaction Documents, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in Section 10.3 hereof.

        Section 5.3. Proofs of Claim.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or the property of the Company or of such other obligor or its creditors, the Secured Party (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Party shall have made any demand on the Company for the payment of the Obligations), shall be entitled and empowered, by intervention in such proceeding or otherwise:

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                (i) to file and prove a claim for the whole amount of the Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Party (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and

                (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by the Secured Party to make such payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments directed to the Secured Party, to pay to the Secured Party any amounts for expenses due it hereunder.

        Section 5.4. Duties Regarding Pledged Property.

        The Secured Party shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

ARTICLE 6.

                             AFFIRMATIVE COVENANTS

        The Company covenants and agrees that, from the date hereof and until the
Obligations have been fully paid and satisfied, unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

        Section 6.1. Existence, Properties, Etc.

        (a) The Company shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain Company's due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse
Effect (as defined below); and (b) the Company shall not do, or cause to be done, any act impairing the Company's corporate power or authority (i) to carry on the Company's business as now conducted, and (ii) to execute or deliver this
Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing Statements required by the Secured Party to which it is or will be a party, or perform any of its obligations hereunder or thereunder. For purpose of this Agreement, the term "Material Adverse Effect"
shall mean any material and adverse affect as determined by Secured Party in its reasonable discretion, whether individually or in the aggregate, upon (a) the
Company's assets, business, operations, properties or condition, financial or otherwise; (b) the Company's ability to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

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        Section 6.2. Contracts and Other Collateral.

        The Company shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the
Pledged Property to which the Company is now or hereafter will be party and in the manner therein required, including, without limitation, this Agreement.

        Section 6.3. Defense of Collateral, Etc.

        The Company shall defend and enforce its right, title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within the
Pledged Property, those assets and properties whose loss could have a Material
Adverse Effect, the Company shall defend the Secured Party's right, title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

        Section 6.4. Payment of Debts, Taxes, Etc.

        The Company shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it, upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due

        Section 6.5. Taxes and Assessments; Tax Indemnity.

        The Company shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Company, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties;
provided, however, that the Company in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b)
and (c) so long as appropriate reserves are maintained with respect thereto.

        Section 6.6. Compliance with Law and Other Agreements.

        The Company shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Company is a party or by which the Company or any of its properties is bound. Without limiting the foregoing, the Company shall pay all of its indebtedness promptly in accordance with the terms thereof.

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        Section 6.7. Notice of Default.

        Upon knowledge thereof, the Company or the Secured Party shall give written notice to the other party of the occurrence of any default or Event of Default under this Agreement, the Transaction Documents or any other agreement of
Company for the payment of money, promptly upon the occurrence thereof.

        Section 6.8. Notice of Litigation.

        The Company shall give notice, in writing, to the Secured Party of (a) any actions, suits or proceedings wherein the amount at issue is in excess of
$50,000, instituted by any persons against the Company, or affecting any of the assets of the Company, and (b) any dispute, not resolved within fifteen (15)
days of the commencement thereof, between the Company on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Company.

        Section 6.9. Costs and Expenses.

        As set forth in the Transaction Documents, the costs and expenses of the
Secured Party in connection with the origination and execution of the
Transaction Documents, up to a maximum of $17,500 shall be paid by the Company from the proceeds of the Note in accordance with Paragraphs 6 and 20 of the Loan
Agreement.

        Section 6.10. Use of Proceeds.

        The Company shall use the proceeds from the Note for general corporate and working capital purposes and for the repayment of existing debt.

        Section 6.11. Best Efforts.

Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 8 and 9 of this Agreement

ARTICLE 7.

                               NEGATIVE COVENANTS

        The Company covenants and agrees that, from the date hereof until the
Obligations have been fully paid and satisfied, the Company shall not, unless the Secured Party shall consent otherwise in writing:

        Section 7.1. Indebtedness.

        So long as the Secured Party is not in default of its obligations under the
Transaction Documents, except as set forth in Schedule 7.1, the Company shall not directly or indirectly permit, create, incur, assume, permit to exist, increase, renew or extend on or after the date hereof any indebtedness on its part, including commitments, contingencies and credit availabilities, or apply for or offer or agree to do any of the foregoing.

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        Section 7.2. Liens and Encumbrances.

        Except as set forth on Schedule 7.2, the Company shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Property or of the
Company's capital stock, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement), or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Property or the Company's capital stock; or enter into any sale-leaseback financing respecting any part of the Pledged Property as lessee, or cause or assist the inception or continuation of any of the foregoing, provided, however, the Company shall be permitted to incur purchase money indebtedness which creates liens on the specific purchased assets for up to
$50,000 in accordance with Paragraph 13 of the Loan Agreement.

        Section 7.3. Articles of Incorporation, By-Laws, and Asset Sales.

        Without the prior express written consent of the Secured Party, the Company shall not: (a) Amend its Articles of Incorporation or By-Laws; (b) sell, transfer, convey, grant a security interest in or lease all or any substantial part of its assets except for the transaction contemplated with Cornell Capital
Partners, L.P. or purchase money security indebtedness up to $50,000, nor (c)
create any subsidiaries nor convey any of its assets to any subsidiary.

        Section 7.4. Dividends, Etc.

        The Company shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of the
Secured Party.

        Section 7.5. Guaranties; Loans.

        The Company shall not guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this
Agreement in connection with the obligations or indebtedness of any person or persons, except for (i) the indebtedness currently secured by the liens identified on the Pledged Property identified on Exhibit A hereto and (ii) the endorsement of negotiable instruments payable to the Company for deposit or collection in the ordinary course of business. The Company shall not make any loan, advance or extension of credit to any person other than in the normal course of its business, except for dividends of shares of Common Stock of the
Company.

        Section 7.6. Debt.

        So long as the Secured Party is not in default of its obligations under the
Transaction Documents, except as set forth on Schedule 7.6, the Company shall not create, incur, assume or suffer to exist any additional indebtedness of any description whatsoever in an aggregate amount in excess of $50,000 (excluding

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any indebtedness of the Company to the Secured Party, trade accounts payable and accrued expenses incurred in the ordinary course of business and the endorsement of negotiable instruments payable to the Company, respectively for deposit or collection in the ordinary course of business).

        Section 7.7. Conduct of Business.

        The Company will continue to engage in a business of the same general type as conducted by it on the date of this Agreement, unless written consent is obtained from the Secured Party, which shall not be unreasonably withheld.

        Section 7.8. Places of Business.

        The location of the Company's chief place of business is 12701 Commonwealth
Drive, Suite 9, Ft. Myers, FL 33913. The Company shall not change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Party or move any of the Pledged Property from its current location without thirty (30) days' prior written notice to the Secured
Party in each instance.

ARTICLE 8.

                    CONDITIONS TO THE COMPANIES OBLIGATIONS

        The obligation of the Company hereunder to issue the Note to the Secured
Party on the date of this Agreement (the "First Closing") is subject to the satisfaction, at or before the First Closing, of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

        Section 8.1. The Secured Party shall have executed the Transaction
Documents and delivered them to the Company.

ARTICLE 9.

                 CONDITIONS TO THE SECURED PARTY'S OBLIGATIONS

        Section 9.1. The obligation of the Secured Party hereunder to fund the Note at the First Closing or at any subsequent date on which advances are made under the Note (each a "Closing" and collectively the "Closings") is subject to the satisfaction of the following conditions:

        (a) With respect to the First Closing, the Company shall have executed the Transaction Documents and delivered the same to the Secured Party on or before the date of the First Closing; and

        (b) Within 20 days of the First Closing, the Company shall have:

                (i) Provided to the Secured Party a certificate of good standing from the secretary of state from the state in which the Company is incorporated;
        and

                (ii) Filed a form UCC-1 or such other forms as may be required to perfect the Secured Party's interest in the Pledged Property as detailed in the Security Agreement dated the date hereof and provided proof of such

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        filing to the Secured Party or given written authorization to the Secured
        Party to file such form UCC-1 on the Company's behalf.

        (c) With respect to any subsequent Closings, the representations and warranties of the Company shall be true and correct in all material respects
(except to the extent that any of such representations and warranties is already qualified as to materiality, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of any such Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the
Transaction Documents to be performed, satisfied or complied with by the Company at or prior to a Closing. If requested by the Secured Party, the Secured Party shall have received a certificate, executed by the President or Chief Financial
Officer of the Company, dated as of any such Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Secured
Party.

ARTICLE 10.

                                  MISCELLANEOUS

        Section 10.1. Notices.

        All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

       If to the Secured Party:     Aspen Select Healthcare, LP
                                    174 Persimmon Drive
                                    Naples, FL 34109
                                    Attention:        Steven Jones

                                    Telephone:        (239) 598-0964
                                    Facsimile:        (239) 594-5964

       With a copy to:              M.M. Membrado, PLLC
                                    115 East 57th Street, Suite 1006
                                    New York, New York 10022
                                    Telephone:        (646) 486-9770
                                    Facsimile:        (646) 486-9771

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       And if to the Company:       NeoGenomics, Inc.
                                    12701 Commonwealth Drive, Suite 9
                                    Fort Myers, Florida 33913
                                    Attention:   Robert P. Gasparini, President
                                    Telephone:        (239) 768-0600
                                    Facsimile:        (239) 768-0711

       With a copy to:              Kirkpatrick & Lockhart Nicholson Graham LLP
                                    201 South Biscayne Boulevard - Suite 2000
                                    Miami, Florida 33131-2399
                                    Attention:        Clayton E. Parker, Esq.
                                    Telephone:        (305) 539-3300

Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

        Section 10.2. Severability.

        If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

        Section 10.3. Expenses.

        In the event of an Event of Default, the Company will pay to the Secured
Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with: (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by the Company to perform or observe any of the provisions hereof.

        Section 10.4. Waivers, Amendments, Etc.

        The Secured Party's delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no
Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the
Secured Party.

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        Section 10.5. Continuing Security Interest.

This Agreement shall create a continuing security interest in the Pledged
Property and shall: (i) remain in full force and effect until payment in full of the Obligations; and (ii) be binding upon the Company and its successors and heirs and (iii) inure to the benefit of the Secured Party and its successors and assigns. Upon the payment or satisfaction in full of the Obligations, the
Company shall be entitled to the return, at its expense, of such of the Pledged
Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

        Section 10.6. Independent Representation.

Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

        Section 10.7. Applicable Law: Jurisdiction.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in
Collier County, Florida, and expressly consent to the jurisdiction and venue of the Circuit Court of Florida, sitting in Collier County and the United States
District Court for the Middle District of Florida sitting in Fort Myers, Florida for the adjudication of any civil action asserted pursuant to this Paragraph.

        Section 10.8. Waiver of Jury Trial.

AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT
AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE COMPANY, THE COMPANY AND ASPEN
HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY
WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS
TRANSACTION.

        Section 10.9. Entire Agreement.

This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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        IN WITNESS WHEREOF, the parties hereto have executed this Security
Agreement as of the date first above written.

                                       NEOGENOMICS, INC.

                                       By:/s/ Robert Gasparini
                                       Name:    Robert P. Gasparini
                                       Title:   President

                                       SECURED PARTY:
                                       ASPEN SELECT HEALTHCARE, LP

                                       By:      Aspen Capital Advsors, LLC
                                       Its:     General Partner

                                        By:/s/ Steven Jones
                                        Name:    Steven C. Jones
                                        Title:   Manager

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                                   EXHIBIT A

                         DEFINITION OF PLEDGED PROPERTY

For the purpose of securing prompt and complete payment and performance by the
Company of all of the Obligations, the Company unconditionally and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Company:

        (a) all goods of the Company, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Company or in which the Company may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

        (b) all inventory of the Company, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Company's custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

        (c) all contract rights and general intangibles of the Company, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

        (d) all documents, warehouse receipts, instruments and chattel paper of the
Company whether now owned or hereafter created;

        (e) all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Company (herein collectively referred to as "Accounts"), together with the proceeds thereof, all goods represented by such Accounts and all such goods that may be returned by the Company's customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Company may hold for the payment of any such
Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which the
Company represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Company in the ordinary course of business;

        (f) to the extent assignable, all of the Company's rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities;

        (g) all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property.

                                      A-1

                                  SCHEDULE 4.1

        The Company is contemplating granting a second (subordinate) priority lien on all the business assets of the Company to Cornell Capital Partners, LP.

                               SCHEDULE 7.1 & 7.6

        To the extent not already perfected, the Company, subject to approval by its board of directors, shall have the right to enter into a loan transaction for up to $300,000 and to grant a second (subordinate) priority lien on all the business assets of the Company to Cornell Capital Partners, LP, such loan transaction and granting of a second (subordinate) priority lien being subject to an acceptable inter-creditor agreement.

                                  SCHEDULE 7.2

        To the extent not already perfected, the Company, subject to approval by its board of directors, shall have the right enter into a loan transaction and to grant a second (subordinate) priority lien on all the business assets of the
Company to Cornell Capital Partners, LP.

                                      A-2